UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 9, 2010

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Explanatory Note

On February 11, 2010, Audiovox Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) which Original Filing, although signed by Charles M. Stoehr, Chief Financial Officer of the Company on February 9, 2010, was not filed with a conformed signature.  The Company is filing this 8-K/A to clarify that the Original Filing was signed and except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing.

Item 8.01                                Other Events.

On February 9, 2010, the Company issued a press release announcing that its newly formed wholly owned subsidiary, Invision Automotive Systems, Inc., had acquired the assets of Invision Industries Inc., a leading manufacturer of rear seat entertainment systems.

The information furnished under Item 8.01, including Exhibits 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 9, 2010, relating to Audiovox Corporation’s wholly owned subsidiary, Invision Automotive Systems, Inc.’s, acquisition of Invision Industries Inc. (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date: February 9, 2010                                                                         BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer